CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Chairman, President and Chief Executive Officer of the 1838 Investment Advisors Funds (the "Funds"), with respect to the Funds' Form N-CSR for the six-month period ended April 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                                                  /s/ W. Thacher Brown
Dated: June 29, 2004                              __________________________
                                                  W. Thacher Brown
                                                  Chairman and President
                                                 (Principal Executive Officer)

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


          The undersigned, the Secretary, Treasurer and Chief Financial Officer of the 1838 Investment Advisors Funds (the "Funds"), with respect to the Funds' Form N-CSR for the six-month period ended April 30, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.

                                                    /s/ Anna M. Bencrowsky
Dated: June 29, 2004                                __________________________
                                                    Anna M. Bencrowsky
                                                    Secretary and Treasurer
                                                   (Principal Financial Officer)